Exhibit 99.1

Analyst Day

June 2008

© 2008 Portland General Electric. All Rights Reserved.

Introduction

William J. Valach Director, Investor Relations

Information Current as of May 7, 2008

Except as expressly noted, the information in this presentation is current as of May 7, 2008-the date on which PGE filed its Quarterly Report on Form 10-Q for the period ended March 31, 2008-and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update the presentation, except as may be required by law.

Forward-looking Statements

This presentation contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements of expectations, beliefs, plans, objectives, assumptions or future events or performance. Words or phrases such as “anticipates,” “believes,” “should,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will likely result,” “will continue,” or similar expressions identify forward-looking statements. The forward-looking statements in this presentation include, but are not limited to, statements concerning continued growth of the Oregon economy and PGE’s retail load; statements concerning changes in PGE’s energy portfolio; statements concerning estimated future capital expenditures; statements concerning final review of the deferral of excess power costs for the Boardman Plant outage; statements concerning the outcome of the 2009 general rate case; statements concerning completion of the Advanced Metering Infrastructure (AMI) project, Phases II and III of the Biglow Canyon Wind Farm project, and other capital projects, and statements concerning the cost savings and other benefits expected to result from deployment of such projects; statements concerning the recovery of costs through future rate increases; and statements concerning earnings guidance, long-term earnings growth and future dividend payouts. Although PGE believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, PGE can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from those contemplated include, among others, events related to governmental policies; the outcome of legal and regulatory proceedings; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather and hydroelectric conditions; changes in energy market conditions and wholesale energy prices, which could affect the availability and cost of fuel or purchased power; final review of the deferral of excess power costs relating to the Boardman plant outage; operational factors affecting PGE’s power generation facilities; changes in the size and demographic patterns ofh PGE’s service territory; general political, economic, and financial market conditions; and other factors that might be described from time to time in PGE’s filings with the Securities and Exchange Commission. Prospective investors should also review the risks and uncertainties listed in the Company’s most recent Annual Report on Form 10-K and the Company’s reports on Forms 8-K and 10-Q filed with the Securities and Exchange Commission, including Management’s Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time.

Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, PGE undertakes no obligation to update any forward-looking statement.

Oregon: Things Look Different Here

Peggy Fowler

Chief Executive Officer & President

Things Look Different Here

Strategy for Success Portland General Electric is a well-capitalized, stable company with on-going growth opportunities

Stability

• Vertically integrated, regulated business

• Strong balance sheet/ credit ratings

• Diversified power supply

• Experienced management team

• Fair and balanced regulatory environment

Growth

• Strong load and customer growth

• Necessary and prudent regulated rate base investment opportunities

• Earnings and dividend growth

Mission: To be a company our customers and communities can depend upon to provide electric service in a safe, responsible and reliable manner, with excellent customer service, at a reasonable price.

Investment Case

PGE offers strong fundamentals:

•$2.3 billion Capital Expenditure Program 2008-2012

• 10.1% ROE on 50% equity capital structure

• Constructive regulatory environment

• High-performing generation and well-maintained system

• 6 to 8% earnings growth over the long term

• Dividend payout ratio of approximately 60% over the long term

Proactive Regulatory Strategy

Oregon Public Utility Commission

• Governor-appointed Commission with staggered four-year terms (Lee Beyer 3/2012, Ray Baum 8/2011, John Savage 3/2009)

• Rates set based on a forward test year

PGE’s Approach to Regulation

• Communicate constantly; no surprises

• Commission understands issues; participates in crafting solutions; always working toward settlement

• Keep an eye on total result: must be reasonable, in context

Deregulation

• Oregon’s approach allows direct access for industrial and commercial customers beginning March 2002

• PGE essentially economically neutral to customers choosing direct access

• Largest customers have choice — in 2008 approximately 13% of total energy was served by independent, energy services suppliers

People Development

Continuously develop people at all levels

Build organizational competence for replenishing the talent pipeline to meet future needs

Strengthen and develop management through

Management Excellence Initiative

Providing Reliable Service to a Growing Customer Base

Steve Hawke

Senior Vice President, Customer Service & Delivery

Dynamic Operations Area

4,000-square-mile operations area

807,000 average customers

1.6 million people, 43% of Oregon’s population

52 cities served (Portland and Salem are the largest)

Attractive and Growing Customer Base

Statistics by Customer Group(1) Revenues by Customer Group

2007 Energy Retail Deliveries Sales (000s of Customers($ mm) MWhs) Residential 706,444 $716 7,688

Commercial(2) 97,088 593 7,781 Industrial(2) 256 147 4,158 Total 803,788 $1,456 19,627

Residential

Commercial

49% 41% 10%

Industrial

• Growth in Oregon’s economy is expected to require further investment by PGE to meet increased energy demand:

– Population growth in Portland and Salem exceeds rest of state (core operational areas for PGE)

– Population growth in Oregon exceeds United States (1.5% vs. 1.0% from 2006-2007)

• No single customer accounts for more than 4% of retail revenues

• As a result of steady state population growth, PGE has achieved compounded annual customer growth and load(3) growth of 1.6% since the end of 2003

(1) Year-end data sourced from PGE’s 2007 10-K.

(2) Includes revenues and MWhs for Direct Access Customers. (3) Adjusted for weather and certain industrial customers.

Attractive and Growing Customer Base

PGE’s outstanding power quality and reliability are essential in helping Oregon businesses thrive and grow

Well-Maintained & High-Quality Utility System

PGE strategically makes on-going infrastructure investments in order to ensure a high level of system reliability, safety and customer satisfaction

• Invested more than $775 million in the last five years on system upgrades to transmission, distribution and existing generation

2007 Customer Survey Results

• Customer satisfaction:

– Top quartile for residential customers(1)

– Top decile for general business customers(1)

– Top quartile for key customers(2)

• Reliability:

– Top decile for residential and general business customers(1)

– Top quartile for key customers(2)

(1) Source: Market Strategies, Inc. (2007). (2) Source: TQS Research (2007).

Continuous Improvement

Customer Focus Initiative

• Continuous process improvements focused on improving customer interactions and cost efficiencies to achieve increased customer satisfaction

Web Site Redesign

• Improve customer interface on the Internet

Professionalism Development

• Engage line crews in workforce development and succession planning

Vibrant Vision of the Future

Smart Metering

• Provides two-way exchange with residential and commercial customers

• Real-time communications

• Looking into the future, PGE could enable smart meters to implement demand response and direct load control programs

• Estimated project cost of $130 million to $135 million

•$18 million in annual operational savings projected by 2011

Vibrant Vision of the Future

Solar Power

• Potential for PGE to incorporate solar energy into resource portfolio:

– Help customers develop individual solar projects

– Install large solar arrays at an existing PGE generating site

Dispatchable Standby Generation

• 47 MW available currently

• Potential for additional 36 MW by 2009

Southern Crossing

• Evaluating opportunity for PGE to help create new transmission line:

– Interconnection of Boardman, Coyote Springs and Biglow Canyon plants and other resources

– 500 kV single circuit, approx. 225 miles

Summary

Solid transmission and distribution system

Outstanding operational excellence

Highly skilled workforce

Managing a Diverse Power Supply Portfolio

Stephen Quennoz

Vice President, Nuclear, Power Supply & Generation

Uniquely Situated For Success

Diverse Portfolio

• Hydro

• Wind

• Natural gas

• Coal

• Purchased power

Continuous Improvement

• Generation Excellence

• Labor agreement

Excellent Asset Management

• Capital investments have added 108 MW of additional capacity

Diverse Mix of Resources — Hydro

Pelton

Round Butte

Deschutes River Projects

298 MW Net Capability

Diverse Mix of Resources — Hydro

Sullivan

River Mill

Faraday

Clackamas & Willamette River Projects

190 MW Net Capability

Oak Grove North Fork

Selective Water Withdrawal Update

Meet water quality standards for lower river & project reservoirs

• Temperature • pH

• Dissolved oxygen

Provide a downstream fish passage system

Screen 100% of powerhouse flows

Selective Water Withdrawal

Schedule

• Begin construction September 2007

• Complete construction December 2008

• Start up March 2009

• Operational April 2009

Diverse Mix of Resources — Natural Gas

Coyote Springs Beaver Port Westward

234 MW Net 505 MW Net 406 MW Net Capability Capability Capability

Diverse Mix of Resources — Coal

Boardman Colstrip 3 & 4

380 MW Net 296 MW Net Capability Capability

Boardman BART Update

Best Available Retrofit Technology (BART) for compliance with EPA Regional Haze Rule

Current BART proposal: $300 to $400 million(1)

Alternative proposals: $470 million to $620 million(1)

Preliminary schedule:

• Public notice on rule November 2008

• EQC decision on BART February 2009

• PGE issue draft IRP June 2009

• EPA approval July 2009

• PGE issue final IRP August 2009

• IRP acknowledgement March 2010

Installation of controls scheduled to be complete by 2014

26(1) 100% of estimated cost.

Port Westward Update

One of the most efficient combined-cycle power plants in the nation

Net capability: 406 MW Mitsubishi 501G1 (first in U.S.) Heat rate: 6,690 Btu/kWh Steam-cooled combustors Operational: June 2007

Diverse Mix of Resources — Wind

Biglow Canyon Wind Farm I Klondike II

Biglow Phase I

Commercial: December 2007 Total capacity : 125 MW Turbines: 76 Vendor: Vestas (1.65 MW)

Opportunities for Future Growth

Biglow Canyon II

• Turbines 65

• Vendor Siemens Phase I

• Total capacity: 150 MW 2007

• Construction start: June 2008

• Commercial: 2009

Biglow Canyon III

• Turbines 76

• Vendor: Siemens

• Total capacity: 175 MW

• Construction start: July 2009 Phase II

• Commercial: 2010 2008-2009

Estimated cost is Phase III

2009-2010

$740 million to $780 million

(includes AFDC)

2008 RFP for up to 218 MWa of renewable resources

Expect benchmark self-build energy and capacity proposals to be bid into next RFP

Project Management: Exceeding Expectations

• Port Westward

– 2008 Best Practices Award (Combined Cycle Journal)

• Biglow Canyon Wind Farm Phase I

• Willamette Falls/Sullivan Flow Control

• Pelton Round Butte Selective Water Withdrawal

• River Mill Fish Ladder

– 2008 Aon Build America Award

• Marmot Dam

– Grand Engineering Excellence Award

(American Council of Engineering Companies of Oregon)

• Trojan Decommissioning

– International Project of the Year Award (Project Management Institute)

• Boardman Power Plant

– Most Improved Power Plant in the Nation (FOMIS)

River Mill Fish Ladder

Sullivan Flow Control Biglow Construction Trojan Decommissioning Marmot Dam Removal

Generation Excellence

• OR-OSHA Voluntary Protection Program

• OR-OSHA SHARP Certification

• SafeStart Program

Safety

• Industry Best Practices

• Reliability Centered Maintenance

• Contractor Quality Assurance

Reliability

Optimal Performance

• Operations Training

• Maintenance Training

• Staffing & Succession Planning

• Foreman & Supervisor Training

• Boardman Simulator

Human Performance

• Operations Procedures Improvements

• Root Cause &

Corrective Action Program

• Reliability Management Group

• Process Mapping of Maximo Implementation

• Work Management Review

Process Improvement

Summary

Diverse portfolio of resources

History of continuous improvement

Excellent asset management

Managing the Portfolio to Meet Customers’ Energy Needs

Jim Lobdell

Vice President, Power Operations & Resource Strategy

Power Supply Strategy

Manage power supply operations

• Capitalize on PGE’s assets and position in the marketplace

• Meet load in most economic fashion to lower costs to customers

• Manage and monitor risks with appropriate systems and processes to assure strategy is implemented prudently

Communication is one of the keys to our strategy

Meeting Retail Energy Needs

Meeting Retail Energy Needs

Power Sources as % of Retail Load

2006 Actual

Purchased

Gas

Power

Hydro/Wind(1)

Coal

2007 Actual

Purchased

Gas

Power

Hydro/Wind(1)

47% 8%18% 27%

25% 19% 27% 29%

Coal

(1)	Includes purchased power from hydro contracts and the Klondike II wind contract.

Meeting Retail Energy Needs

Load following

Meeting customers needs minute by minute — hour by hour

PGE Load

MW

Hours

2500 2300 2100 1900 1700 1500 1300

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24

6/18/2008 6/19/2008

Robust Supply Portfolio

Diverse fuel sources Market access Actively managed

GAS

MARKET

COAL

WIND

HYDRO

Diverse generation technology

Flexible dispatch

Reliable

Natural Gas Transportation



WCSB
BRITISH COLUMBIA
AECO
Spectra B.C. Pipeline
Southern Crossing Pipeline
Kingsgate
Huntingdon/Sumas
WASHINGTON
Williams
(Northwest Pipeline Corp.)
Spokane
Seattle
K-B Pipeline
Beaver
Mist Storage
Port Westward
Portland
Coyote
IDAHO
TransCanada Gas
Transmission
Northwest
OREGON
Boise
Rockies
Medford
Malin
CALIFORNIA
NEVADA

39

Boardman Coal Supply and Transportation

Ability to secure and deliver coal from Powder River Basin (Wyoming) and Montana

Multiple mine sources and delivery options provide reliable and competitive pricing

Secured rail contract through 2013, and currently completing an RFP for post-2008 supply

Hydro Supply

Diversity of river systems

- 12 plants on 5 river systems
  - 7 owned, on 3 rivers
  - 5 contract, on 2 rivers

High reliability

- 99%+ availability



Priest Rapids
Wanapum
Rocky Reach
Wells
(Mid-Columbia contracts)
Columbia River
Portland (contract)
Portland
Sandy River
Deschutes River
Pelton
Clackamas River
Salem
RoundButte
Willamette River
Sullivan
River Mill
Faraday
North Fork
Oak Grove

41

Strategic Location Within Western Grid

Access to liquid Western trading hubs

Sufficient rights to meet 1:2 peak requirement

Exploring opportunities for new transmission to meet demand and access new resources

Control Area & Transmission Provider

Control Area Only

Joint Ownership, Interconnection, and/or Trading Hub

Portfolio Management Horizon

IRP

MID TERM

TERM

BALANCE OF MONTH

PRE-SCHEDULE

REAL TIME

<20 YEARS

<5 YEARS

<18 MONTHS

<PROMPT MONTH

<72 HOURS

<24 HOURS

Generation Growth Opportunity

Load Growth

PGE’s retail load is expected to grow consistently while selected long-term power purchase contracts expire, driving need for additional generation capacity

Resource Need: Energy

Resource Need: Capacity

4,000

3,500

3,000

2,500

2,000

1,500

1,000

500 0

Retail Load

576 MWa 1,141 MWa 1,848 MWa

218 Mwa- RFP Long-term Contracts

Generation

(Theoretical Availability, Beaver used for peaking,)

0

2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030

7,000 6,000 5,000

(MW) 4,000

Megawatts

3,000 2,000 1,000 0

1-in-2 Peak Retail Load + 12% Reserves

1,520 MW 2,494 MW 3,617 MW

Renewable RFP

Long-term Contracts

Generation

(Theoretical Availability, Normal Conditions)

Jan - Jan - Jan - Jan - Jan - Jan - Jan - Jan - Jan - Jan - Jan - Jan - Jan - Jan - Jan - Jan - Jan - Jan - Jan - Jan - Jan - Jan -

09	10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30

Retail load = Net System load – 5-yr opt out (about 30 MWa).

Renewables and Reducing the Carbon Footprint

Approximately 33% of the company’s resource acquisitions between now and 2025 will need to be renewables to meet RES requirements

Oregon RES vs. PGE Resource Need

(Based on 5% in 2011, 15% in 2015, 20% in 2020, 25% in 2025)

(“New renewables” are after K2 & Biglow phase 1)

Resource Gap

Required New Renewables

MWa

0 500 1000 1500 2000 2500

2011 2015 2020 2025

Resource Gap

Required New Renewables

Summary

Growing demand creates investment opportunity New resources further portfolio diversity Opportunities for customer participation through efficiency and demand-response Continued flexibility to capture value for customers and shareholders

Financial Overview

Jim Piro

Executive Vice President, Finance, Chief Financial Officer and Treasurer

How We Work Together

Portland General has an established operating framework for effectively and efficiently managing and controlling the business

• Officer Interaction

– Weekly meeting(1)

– Quarterly business review

• Management of Power Supply Risk and Position

– Risk Management Committee

– Power supply meeting

• People Development

– Management development board

(1) Weekly officer meetings include specific areas of focus including strategy, business performance and staff development.

Recent Financial Results

Financial Summary

Year ended December 31

Three months ended March 31

2006

2007

2007

2008

($ in millions, except per share amounts)

Revenues

$1,520

$1,743

$436

$471

Net Operating Income

121

198

90

63

Net Income

71

145

55

28

EPS (basic and diluted)

$1.14

$2.33

$0.88

$0.44

Factors Impacting Results($ earnings per diluted share)

Full-year 2006

• Boardman outage (-$0.51) and deferral (+$0.06)

• Mark-to-market accounting (+$0.05)

• Senate Bill 408 (-$0.41)

2007

• Boardman deferral (+$0.26)

• California Settlement (+$0.06)

• Senate Bill 408 (+$0.18)

First Quarter 2007

• Boardman deferral including interest (+$0.22)

• California receivable (+$0.06)

• Non-qualified benefit plan assets (+$0.01)

• Senate Bill 408 (+$0.01)

2008

• Delayed hydro run-off (-$0.10)

• Non-qualified benefit plan assets (-$0.04)

• Senate Bill 408 (-$0.02)

Regulatory Update

Recent Key Actions by the OPUC

2008 Annual Update of Power Costs

Biglow Canyon Wind Farm Phase I

BPA Residential Exchange(1)

Energy Efficiency Tariff

Advanced Metering Infrastructure (smart meters)

Senate Bill 408 for Year 2006

Prices Effective

January 2008

January 2008

April 2008

June 2008

June 2008

June 2008

Avg. Price Impact

- 0.3%

+ 0.6%

- 6.3%

+ 1.0%

+ 0.8%

- 1.4%

2007 Integrated Resource Plan

• Additional renewables considered reasonable

– Biglow Canyon Phases II and III

– Additional 218 MWa; RFP approved and in process

2009 Integrated Resource Plan

• Submit within 12 to 18 months with a proposed plan for long-term resource action

– Includes analysis of Boardman emissions control project

(1) Pertains only to residential and small farm customers. Discontinuance of the BPA residential exchange in June 2007 increased rates approximately 14%.

This pass-through is income neutral.

Key Regulatory Dockets at the OPUC

2009 General Rate Case

• Docket UE 197

• Decision: December 2008

Annual Update Tariff for 2009 Power Costs

• Docket UE 198

• Decision: Fall of 2008

Approval for Amortization of Boardman Deferral

• Docket UE 196

• Decision: Q3 – Q4 2008

Trojan Remand

• Docket DR10, UE 88, UM 989

• Decision: September 2008

Web Resource

• www.oregon.gov/PUC/

2009 General Rate Case

General Rate Case: UE 197

• Filed February 27, 2008, with a 2009 test year

• If approved, price increase of 8.9% expected effective January 1, 2009

• Requested:

– Average rate base: $2.366 billion(1)

– Allowed ROE: 10.75%

– Capital structure: 50% equity / 50% debt

– Weighted average cost of capital: 8.66%

– Increase in average revenue requirement: $146 million

• Net Variable Power Costs: $53 million (tracked through UE 198)

• O&M and A&G: $52 million

• Other expenses, rate base and cost of capital: $41 million

• Timing:

– General Rate Case UE 197

• Settlement conferences; currently ongoing

• Testimony from late June through September

• OPUC order due December 29

– Annual Update of Net Variable Power Costs UE 198

• Updated power costs to be filed in July, October and November

(1) Excludes Advanced Metering Infrastructure and Phases II & III of the Biglow Canyon Wind Farm.

Recovery of Power Costs

Annual Power Cost Update Tariff

- Annual reset of rates based on forecast of net variable power costs (NVPC) for the coming year; following OPUC approval, new prices go into effect on or around January 1 of the following year

Power Cost Adjustment Mechanism

Power cost sharing



Customer Surcharge
90/10 Sharing[1]
$28 million[2]
150 Bps of ROE
Baseline NVPC
($14) million[2]
75 Bps of ROE
90/10 Sharing[1]
Customer Refund

Earnings test



Customer Surcharge
Return on Equity
9.1%
10.1%
11.1%
100 Bps
100 Bps
Customer Refund

- PGE absorbs all costs/benefits within the ROE band irrespective of power cost variances
- Surcharge only if ROE is below 9.1% and refund only if ROE is greater than 11.1%

53

(1) 90 percent with customers, 10% with PGE.
(2) Sharing deadband for 2008.

Trojan Remand Case

• PGE collected a “return on” Trojan from April 1995 through September 2000; effective September 30, 2000, Trojan was removed from the balance sheet along with several largely offsetting regulatory liabilities (2000 Settlement)

• The OPUC is addressing two judicial remands:

– What rates would have been in effect from 1995 to 2000 if a “return on” Trojan was excluded

– Whether rates approved in the 2000 Settlement were just and reasonable

• The OPUC has processed the remands in phases: The final phase, Phase 3, will review specific issues regarding the remand of the 2000 Settlement; in March, the administrative law judge set a schedule for Phase 3 ending with a Commission order on September 12, 2008

• The OPUC has indicated that the September order will be a final comprehensive order addressing all Trojan-related issues

Note: Scheduling information as of March 12, 2008.

Trojan Class Action Suit

• Two class action suits were filed in Marion County Circuit Court in January 2003 on behalf of current and former electric service customers. The suits seek to recover damages to customers for PGE charging OPUC-approved rates that included a “return on” the Company’s Trojan investment.

• In August 2006, the Oregon Supreme Court issued a ruling abating the class action proceedings until the OPUC responds in the Remand Cases.

– The Oregon Supreme Court concluded that the OPUC has primary jurisdiction and if the OPUC determines that it can provide a remedy to PGE customers, then the class action proceeding may be moot in whole or in part. But if the OPUC determines it cannot provide a remedy, and that decision becomes final, the court system may have a role to play.

– The Oregon Supreme Court also ruled that the plaintiffs retain the right to return to the Marion County Circuit Court for disposition of whatever issues remain unresolved from the remanded OPUC proceedings, including the rights to attorney fees.

• In October 2006, the Marion County Circuit Court issued an Order of Abatement abating the class actions but inviting motions to lift the abatement after one year.

• In October 2007 the plaintiffs filed a motion asking the Circuit Court to lift the abatement.

• April 10, 2008: Motion heard and abatement continued

• June 3, 2008: Abatement continued with next status conference scheduled for October 15, 2008, and contingent trial date set for April 2009.

• Class action suits request $260 million in relief (plus interest).

Forward Capital Expenditures Driving Rate Base Growth

Capital Expenditures

- Attractive growth opportunities through capital investment in core utility assets
- Earnings expected to grow 6 to 8 percent over the long term starting with 2008
- New capital investments funded through cash from operations and issuances of debt and equity with a targeted capital structure of 50/50

Projects[1] ($ in millions)	2008	2009	2010	2011	2012
Advanced Metering Infrastructure	$23	$75	$30	-	-
Biglow Canyon Wind Farm: Phase II[(2)]	$75	$235	-	-	-
Biglow Canyon Wind Farm: Phase III[(2)]	$22	$180	$190	-	-
Boardman emissions controls[(3)]	$2	$125 - $165			
Hydro relicensing	$56	$65 - $105			
Ongoing capital expenditures[(4)]	$223	$200 - $220	$215 - $235	$240 - $260	$230 - $250

- Depreciation and amortization of $205 million to $240 million (2008 – 2012)

(1) Current as of June 10, 2008. Does not include AFDC. Forecasted expenditures are preliminary and subject to change. Does not include capital for potential additional renewables, beyond Biglow Canyon, to meet Oregon's Renewable Energy Standard.
(2) 2007 capital expenditure for Biglow Canyon Phase II and III was $17 million.
(3) Forecasted capital expenditures based on the installation of a SNCR system, per PGE's November 2007 BART filing. PGE's proposal to DEQ is approximately $300 million - $400 million (100% of project cost).
(4) Includes upgrades to transmission, distribution and existing generation, as well as new customer connections.

56

Rate-Base Growth Opportunities

Capital Expenditures

($ mm)

500

400

300

200

100

0

$194

$255

$371

$455

$401

2004

2005

2006

2007

2008E(1)

Debt/Capitalization

60%

55%

50%

45%

40%

35%

30%

S&P “BBB”: 50% - 60%

42%

43%

47%

50%

50%

2004

2005

2006

2007

2008E(1)

Approved/Projected Avg. Rate Base

($ mm)

$2,400

$2,200

$2,000

$1,800

$1,600

$1,766

$2,009(2)

$2,237(3)

$2,366(4)

2002

2007

2008

2009E

Current Credit Ratings

Senior Secured

Senior Unsecured

Outlook

S&P Moody’s

A Baa1

BBB Baa2

Stable Stable

(1) Forecasted expenditures are preliminary and subject to change. (2) Includes annualized rate base of Port Westward.

(3) Approved UE-180 rate base plus Biglow Canyon Phase 1.

(4) Per PGE’s General Rate Case filed February 27, 2008 (UE-197). Excludes Advanced Metering Infrastructure and Phases 2 & 3 of the Biglow Canyon Wind Farm.

Summary

Systematic process to manage and control costs

Capital investment opportunities

Strong balance sheet; investment-grade credit ratings

Earnings and Dividends

2008 Earnings Guidance

•$ 1.75 to $1.85 per diluted share

• Earnings expected to grow 6 to 8 percent over the long term beginning in 2008

Common Stock Dividend History

– Portland General emerged as publicly traded company

– Declaration of initial quarterly dividend of 22.5 cents per share

– Dividend increases:

• Declaration of quarterly dividend of 23.5 cents per share, an increase of 4.4%

• Declaration of quarterly dividend of 24.5 cents per share, an increase of 4.3%

• Over the long term, we expect a target dividend payout ratio in the 60 percent range

April 59

2006

May 2006 May 2007 May 2008

Summary

Experienced management team focused on operational excellence

Strong economic and load growth in service area Satisfied customers Supportive regulatory environment $2.3 billion of planned Capital Expenditure 2008-2012

Investments in prudent rate base assets drive earnings and dividend growth

Executive Officers

Peggy Fowler

Chief Executive Officer and President

Jim Piro

Executive Vice President, Finance, Chief Financial Officer and Treasurer

Jim Lobdell

Vice President, Power Operations & Resource Planning

Steve Quennoz

Vice President, Nuclear, Power Supply & Generation

Steve Hawke

Senior Vice President, Customer Service & Delivery

Portland General Electric

Investor Relations Contact Information

William J. Valach

Director, Investor Relations 503.464.7395 William.Valach@pgn.com

Portland General Electric Company

121 S.W. Salmon Street Suite 1WTC0403 Portland, OR 97204

www.PortlandGeneral.com